                                                                   EXHIBIT 10.10

                           STOCK PLEDGE OF FRICK STOCK

         THIS STOCK PLEDGE OF FRICK STOCK ("Stock Pledge") dated this 27th day of March, 2002, is executed and deliver by TALX CORPORATION, a Missouri corporation ("Pledgor") in favor of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent ("Agent") pursuant to the terms of the Loan Agreement (hereinafter defined).

                              W I T N E S S E T H:

         WHEREAS, Pledgor owns all shares of the capital stock (the "Shares") of JAMES E. FRICK, INC., a Missouri corporation the ("Corporation").

         WHEREAS, Pledgor has obtained, or is about to obtain, an Aggregate Commitment pursuant to that certain Loan Agreement (as may be amended, restated or modified from time to time, the "Loan Agreement") of even date herewith by and among Pledgor, Agent, individually and as Administrative Agent, and Southwest Bank of St. Louis (collectively Agent, individually, and Southwest Bank of St. Louis are referred to herein as "Lenders") pursuant to which loans made by Lenders to Pledgor thereunder (each a "Loan" and collectively "Loans") are evidenced by certain Revolving Note(s) and Term Note(s) of the Pledgor all of even date herewith which together aggregate in the principal amount of up to Forty Million Dollars ($40,000,000.00) and which are all due and payable at the times and pursuant to the terms and conditions of the Loan Agreement (all such Revolving Note(s) and Term Note(s) are referred to collectively herein as the "Notes"). The term "Loan Documents" and all other capitalized terms used herein and not defined herein have the meanings given to them in the Loan Agreement;

         WHEREAS, to induce the Lenders to make the Loan, Pledgor has agreed that all of the Pledgor's indebtedness and obligations under the Loan Agreement, the Note and any and all Loan Documents shall be secured by the Shares pledged herein to Agent for the ratable benefit of the Lenders pursuant to the terms of the Loan Agreement; and

         WHEREAS, Lenders have refused to make the Loan unless Pledgor executes this Stock Pledge.

         NOW, THEREFORE, in consideration of the execution and delivery by the Lenders of the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Pledgor, the Pledgor hereby agree with the Agent as follows:

         1. PLEDGE. Pledgor hereby pledges, assigns, hypothecates, transfers, deposits and delivers to Agent for the ratable benefit of the Lenders, pursuant to the terms of the Loan Agreement, the Shares and any hereafter acquired right, title or interest to or in the Shares, and hereby grants to Agent for the ratable benefit of the Lenders, pursuant to the terms of the Loan Agreement, a first lien on, and security interest in such Shares and in all proceeds thereof as collateral security for the prompt and complete payment when due of the Loan as well as any existing and future liabilities, debts and obligations of Pledgor pursuant to the Loan Documents, whether for principal, interest, fees, expenses or otherwise (all of which are hereinafter called the "Obligations"). Pledgor hereby represents and warrants that on or prior to this date he has delivered to Agent in conjunction with this Stock Pledge a stock certificate or certificates in the name of Pledgor representing the Shares and appropriate undated stock powers, substantially in the form set forth on Exhibit A attached hereto, duly executed in blank for each such certificate.

         2. STOCK DIVIDENDS, DISTRIBUTIONS. If, while this Stock Pledge is in effect, Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or issued in connection with any reorganization), option or rights, whether as any addition to, in substitution of, or in exchange for any Shares, Pledgor agrees that Pledgor shall accept the same as Agent's agent and hold the same in trust on behalf of and for the benefit of Agent and will deliver the same forthwith to Agent in the exact form received, with appropriate undated stock powers duly executed in blank along with all other documentation required by Agent to be held by Agent subject to the terms hereof as additional collateral security for the Obligations. In case any distribution of capital or property shall be made on or in respect of the Shares, or other stock constituting Collateral (defined below), pursuant to the recapitalization or reclassification of the capital of the Corporation or pursuant to the reorganization of the Corporation, the property to be distributed shall be delivered to Agent as additional collateral security for the Obligations. All sums of money and property so paid or distributed in respect of the Shares which are received by Pledgor shall, until paid or delivered to Agent, be segregated from the other property or funds of Pledgor and shall be held by Pledgor in trust as additional collateral security for the Obligations.

         3. COLLATERAL. All property which is now or hereafter pledged to the Agent hereunder (whether described herein or not) and all income therefrom and proceeds thereof are herein collectively sometimes called the "Collateral."

         4. VOTING RIGHTS. Unless any Event of Default (as hereafter defined) shall have occurred and shall have continued beyond any applicable cure period under this Stock Pledge, Pledgor shall be entitled to vote the Shares and to give consents, waivers and ratifications in respect of the Shares; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action taken which would materially impair the value of the Collateral. Notwithstanding anything to the contrary contained herein, in no event shall Agent have any of the obligations or liabilities of Pledgor as a shareholder in the Corporation by virtue of this Stock Pledge, and Pledgor agrees to hold harmless Agent from and against any and all liability, loss or damage which Pledgor may suffer by reason of Agent's security interest in the Shares, except to the extent caused by Agent's gross negligence or willful misconduct.

         5. WAIVERS WITH RESPECT TO OBLIGATIONS. Pledgor waives diligence, presentment, protest, demand for payment and notice of default or non-payment to or upon the Pledgor with respect to the Obligations.

         6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. Pledgor hereby represents, warrants and covenants to Agent that:

         (a) Pledgor has full power and authority to execute and deliver this Stock Pledge, and to pledge the Shares and other Collateral hereunder.

         (b) Pledgor has good and marketable title to all of the Shares free and clear of all claims, pledges, security interests, liens or other encumbrances of any nature whatsoever.

         (c) The execution, delivery and performance of this Stock Pledge will not violate any contract, shareholders' agreement or other agreement, instrument or undertaking to which Pledgor is a party or which purports to be binding on the assets of Pledgor and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in the assets of Pledgor.

         (d) All statements of fact in this Stock Pledge are accurate and true.

         (e) Pledgor will not, without the prior written consent of Agent, sell, assign, encumber or otherwise transfer or grant an interest, including without limitation any security interest in, or permit any lien to attach to, the Shares or other Collateral, and any purported sale, assignment or other transfer or grant of an interest without the prior written consent of Agent shall be of no force or effect, and any sale, assignment, transfer or grant of an interest with prior written consent of Agent (or without the consent of Agent if any such sale, assignment or transfer or grant of an interest shall be held valid notwithstanding the provisions of this Stock Pledge) shall be subject to this Stock Pledge and the security interest granted herein. Pledgor will defend the Shares and other Collateral against all claims and demands of any person at any time claiming any of them or any interest therein.

         (g) The Shares are not restricted securities under the Securities Act of 1933, as amended.

         (h) Pledgor may not, without the prior written consent of Agent, which consent shall not be unreasonable withheld, grant any options, warrants, or other rights relating to the Shares or other Collateral or any interest in the Collateral; and any such action taken without the prior written consent of Agent shall be void and of no force or effect whatsoever.

         7.  DEFAULT AND REMEDIES.

         (a) The term "Event of Default" has the meaning as set forth in the Loan Agreement and thus the occurrence and continuance of any event of or the existence of any condition which is specified as an Event of Default under the Loan Agreement shall constitute an Event of Default hereunder.

         (b) In the event of an occurrence and continuance of an Event of Default the Agent may, at its option, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale and as otherwise required by Illinois law), to or upon Pledgor (all such demands, advertisements and/or notices being hereby expressly waived by Pledgor), forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral or any part thereof in a commercially reasonable manner, in one or more parcels at public or private sale or sales, at any exchange, broker's board or any of the Agent's offices or elsewhere upon such terms and conditions as the Agent may deem advisable and at such prices as the Agent may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Agent upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral sold, free of any right or equity of redemption in Pledgor, which right or equity of redemption is hereby expressly waived and released by Pledgor to the extent permitted by Illinois law. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safe keeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Agent hereunder, including reasonable attorneys' fees and expenses, to the payment of the Obligations in such order as the Agent may elect, Pledgor remaining liable for any deficiency remaining unpaid after such application, and after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law, the Agent shall account for the surplus, if any, to Pledgor and return such surplus to Pledgor. In the event an Event of Default has occurred and is continuing hereunder or under any of the Loan Documents, Agent shall have the right to receive all distributions and payments from the Corporation that otherwise would be made to Pledgor and shall immediately have the right to exercise any and all right, title and interest that the owner of the Shares would otherwise have, including the right to vote such Shares.

         (c) Pledgor agrees that written notice mailed to Pledgor pursuant to the notice provisions of the Loan Agreement ten (10) business days prior to the date of public sale of the Collateral or ten (10) business days prior to the date after which private sale or any other disposition of the Collateral will be made shall constitute reasonable notice to Pledgor of such sale or other disposition.

         (d) Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code or other laws, statutory or otherwise, then in effect in the State of Illinois.

         (e) Agent may incur reasonable attorneys' fees and expenses in exercising any of its rights and remedies, which fees and expenses shall become part of the Agent's reasonable expenses of holding the Collateral, preparing it for sale and the like and which shall become part of the Obligations. Pledgor will reimburse Agent on demand for all such expenses. Should the disposition of the Collateral fail to satisfy Pledgor's Obligations to the Agent, Pledgor agrees to pay any deficiency.

         (f) No failure on the part of Agent to exercise, and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Agent of any right or remedy hereunder preclude any other or future exercise thereof.

         All of Agent's rights and remedies, whether evidenced by this Stock Pledge, the Loan

Agreement or other Loan Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Agent to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Pledgor under this Stock Pledge, after Pledgor's failure to perform, shall not affect Agent's right to declare an Event of Default and to exercise its remedies hereunder.

         7. POWER OF ATTORNEY. Pledgor irrevocably appoints Agent as Pledgor's attorney-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all income and proceeds and other sums of money and other property which may now or hereafter become due, owing or payable in accordance with the terms of the Shares; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Shares; (c) to settle or compromise any and all claims arising under the Shares, and in the place and stead of Pledgor, execute and deliver Pledgor's release and acquittance for Pledgor; (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in Agent's own name or in the name of Pledgor, or otherwise, which in the discretion of Agent may seem to be necessary or advisable; and (e) to execute in Pledgor's name and to deliver on Pledgor's behalf, at the time and in the manner specified by the Shares, any necessary instruments or documents.

         8. INSPECTION RIGHTS. Pledgor hereby grants Agent, its employees, Agents and designees the right to visit the Corporation's properties, offices, plants, facilities and job sites at any time during normal business hours and to inspect the books and records of the Corporation from time to time upon reasonable notice to Pledgor.

         9. FURTHER ASSURANCES. Pledgor agrees that, until all of the Obligations shall have been satisfied in full, the Loan Agreement has been terminated in accordance with its terms and no Letter of Credits are outstanding, it will not enter into any agreement which is inconsistent with Pledgor's under this Stock Pledge, without Agent's prior written consent, which may be arbitrarily withheld. Pledgor further agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary and desirable, or that Agent may reasonably request, in order to perfect and protect the security interest and pledge granted or purported to be granted hereby or to enable Agent to exercise its rights and remedies hereunder.

         10. TERMINATION. This Stock Pledge shall continue in effect until the Loan and Obligations, and any interest thereon, and all obligations of Pledgor to Agent hereunder and of Pledgor under the Loan Documents are satisfied in full.

         11. GOVERNING LAW; NO THIRD PARTY RIGHTS. This Stock Pledge is to be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principle. This Stock Pledge is solely for the benefit of the Pledgor and Agent and the Lenders and their respective successors and assigns pursuant to the terms of the Loan Agreement, and no other person has any right, benefit, priority or interest under, or because of the existence of, this Agreement.

         12. NOTICE. Any notice or notification required to be given to Pledgor or Agent hereunder shall be given at the address and pursuant to the terms stated in the Loan Agreement.

         13. MODIFICATION. This Stock Pledge may not be changed orally, but may be changed only by an agreement in writing signed by Pledgor and Agent.

         14. CUMULATIVE REMEDIES. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

         15. ASSIGNMENT. This Stock Pledge shall inure to the benefit of Agent and its successors and assigns pursuant to the terms of Loan Agreement and shall bind Pledgor and his heirs, devisees, successors and assigns, including specifically, but without limitation, any person or entity who shall have or acquire an interest in the Collateral.

         16. SEVERABILITY. Any provision, sentence, clause or paragraph of this Stock Pledge which is prohibited or unenforceable under the laws of the State of Illinois shall be ineffective to the extent of such prohibition or unenforceability without invalidating or limiting the effect of the remaining provisions, sentences, clauses and paragraphs of this Stock Pledge.

         17. HEADINGS. The headings of this Stock Pledge are inserted for convenience of reference only and shall not be applied in construing the provisions of this Stock Pledge.

         18. INCONSISTENCY. To the extent the provisions of this Stock Pledge conflict with the provisions of the Loan Agreement, the Loan Agreement shall govern.

         19. CHOICE OF FORUM. SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, PLEDGOR AND AGENT HEREBY AGREE TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURT OF THE NORTHERN DISTRICT OF ILLINOIS AND THE STATE COURTS OF ILLINOIS LOCATED IN COOK COUNTY AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN AGENT AND PLEDGOR OR THE CONDUCT OF ANY OF THEM IN CONNECTION WITH THIS STOCK PLEDGE OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE. NOTWITHSTANDING THE FOREGOING: (1) AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST PLEDGOR OR ITS PROPERTY IN ANY COURTS OF ANY OTHER JURISDICTION DEEMED NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL, OR OTHER SECURITY FOR THE LOAN OBLIGATIONS, AND (2) PLEDGOR AND AGENT ACKNOWLEDGE THAT ANY APPEALS FROM THE

COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

         20. WAIVER OF JURY TRIAL. PLEDGOR AND AGENT HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS STOCK PLEDGE OR ANY OTHER LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PLEDGOR AND AGENT OR EITHER OF THEM IN RESPECT OF THIS STOCK PLEDGE OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. PLEDGOR AND AGENT AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS STOCK PLEDGE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PLEDGOR OR AGENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         21. SERVICE OF PROCESS. PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO PLEDGOR AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGE OF THE LOAN AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS; OR AT AGENT'S OPTION, BY SERVICE UPON CT CORPORATION, WHICH PLEDGOR IRREVOCABLY APPOINTS AS PLEDGOR'S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS WITHIN THE STATE OF ILLINOIS. AGENT SHALL PROMPTLY FORWARD BY REGISTERED MAIL ANY PROCESS SO SERVED UPON SAID AGENT TO PLEDGOR AT ITS ADDRESS ON THE SIGNATURE PAGE OF THE LOAN AGREEMENT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  IN WITNESS WHEREOF, the Pledgor has signed and sealed this Stock Pledge on the day and year first written above.

                                        PLEDGOR

                                        TALX CORPORATION,
                                        a Missouri corporation


                                        By:  /s/ WILLIAM W. CANFIELD
                                            ------------------------------------

                                        Name:   William W. Canfield
                                              ----------------------------------

                                        Title:  President
                                               ---------------------------------

                                    EXHIBIT A



                                   STOCK POWER


         FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to

                      ____________________________________



___________________ (___) Shares of the common stock of JAMES E. FRICK, INC. (the "Corporation"), represented by Certificate Number ___ standing in the name of the undersigned on the books of the Corporation.

         The undersigned does hereby irrevocably constitute and appoint ________________ _____________________ attorney to transfer the said stock on the books of said Corporation, with full power of substitution in the premises.



DATED: _______________________          TALX CORPORATION,
                                        a Missouri corporation


                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------


                                  Page 9 of 8